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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 6, 2005
                                                 ---------------------


                         Comm Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


           Pennsylvania                0-17455          23-2242292
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(State or other jurisdiction of      (Commission       (I.R.S. Employer
 incorporation)                     file number)      Identification No.)




125 North State Street, Clarks Summit, PA               18411
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 (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code:  (570)586-0377
                                                   -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 6, 2005, Comm Bancorp, Inc. (the "Company) and its subsidiary, Community Bank & Trust Co. (the "Bank"), have entered into a Severance Compensation Agreement with Mark D. Renzini, Vice President and Director of Wealth Management.

The Agreement provides for the following severance payments and benefits to Mr. Renzini upon the termination of his employment subsequent to a change in control of the Company and the Bank under the circumstances described below:

- Should termination occur without cause or with good reason following a change in control of the Company, the Bank shall pay to Mr. Renzini, upon demand, an amount equal to one (1) times his full base salary plus year-to-date accrued vacation leave through the date of termination at the rate in effect on the date when the change in control of the Company occurs.

- Should termination occur for cause or without good reason following a change in control of the Company, the Bank shall pay to Mr. Renzini his full base salary plus year-to-date accrued vacation leave through the date of termination at the rate in effect on the date when the change in control of the Company occurs. The Company and the Bank shall have no further obligations to these parties under this Agreement.

The Agreement commences on the above date and continues in effect for one year until September 6, 2006. The Agreement provides for automatic one-year extensions commencing on each anniversary date unless either party gives notice that the Agreement shall not be extended at least 180 days prior to the anniversary date.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

     Exhibit No.        Description
     -----------        -----------
        10.1            Severance Compensation Agreement Between Comm Bancorp,
                        Inc. and its subsidiary, Community Bank & Trust Co. and
                        Mark D. Renzini.




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     COMM BANCORP, INC.
                                                ----------------------------
                                                       (Registrant)



Date: September 6, 2005              By: /s/ Scott A. Seasock
                                         ----------------------------
                                         Scott A. Seasock
                                         Executive Vice President
                                         and Chief Financial Officer
                                         (Principal Financial Officer)



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                                 EXHIBIT INDEX
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Exhibit Number          Description
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     10.1               Severance Compensation Agreement Between Comm Bancorp,
                        Inc. and its subsidiary, Community Bank & Trust Co. and Mark D. Renzini.




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